SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        February 19, 1999
                         Date of Report
               (Date of Earliest Event Reported)

                  WORLD INTERNETWORKS, INC.
     (Exact Name of Registrant as Specified in its Charter)

           Nevada                     033-05844-NY               87-0575839
   (State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                         I.D. No.)

              418 South Commerce Road Suite #422
                      Orem, Utah 84058
            (Address of Principal Executive Offices)

                       (801) 434-7517
                 Registrant's Telephone Number

Item 1.   Changes in Control of Registrant.

          The following directors and executive officers of the Registrant resigned, effective on the following dates:

          Ronald A. Nilsson, President, CEO, Chairman of the Board and director, resigned February 19, 1999; Robert Schneck, Director, resigned December, 1998; and Richard Smith, Director, resigned June, 1998.

          Effective February 19, 1999, Ronald A. Nilsson, as the sole remaining director of the Registrant, designated Steven K. Hansen to serve as a director of the Registrant, in accordance with the Nevada Revised Statues and the By-laws of the Registrant. Immediately thereafter, Mr. Hansen designated the following persons to serve on the Board of Directors, who in turn designated the following executive officers: Steven K. Hansen, CEO, President and director; Phillip M. Ray, Secretary/Treasurer; Randal L. Roberts, Director; and Gary S. Winterton, Director. These appointments and designations were effective on March 4, 1999.

          Unless otherwise provided in Employment Contracts (see the heading "Employment Contracts" of Item 5), the directors will serve until the next annual meeting of the stockholders, and until their respective successors have been elected and qualified or their prior resignations and terminations. It is anticipated that the annual meeting will be held in June, 2000.

          Unless otherwise provided in Employment Contracts (see the heading "Employment Contracts" of Item 5), the executive officers will serve until the next annual meeting of the Board of Directors, and until their respective successors have been elected and qualified or their prior resignations and terminations. The annual meeting of the Board of Directors will follow the annual meeting of stockholders.

          Resumes of New Management
          -------------------------

          Steven K. Hansen. Mr. Hansen, age 40, has extensive experience in sales and marketing. He has served as Vice President of Allen & Associates, a Texas based organization which provided membership development services for Chamber of Commerce organizations nationwide; these non-profit business organizations were reliant on Mr. Hansen's efforts to provide the necessary funding for programs and services. During the past 10 years, he has served as a Financial Advisor for Paine Webber, Smith Barney and Everen Securities. Mr. Hansen and his partner managed over $120 Million of client assets. He also has extensive experience in the areas of money management, sales, marketing, administration and client services.

          Phillip M. Ray. Mr Ray, age 36, has extensive experience in sales, marketing and client services. In 1995, he became a Senior Partner in Automotive Direct Marketing. He has also served as the President of United Printing and Mailing. While completing his Bachelor of Arts Degree at Brigham Young University, and subsequently, Mr. Ray served as a consultant for the Covey Leadership Center. In this capacity, he trained personnel from Fortune 500 companies.

          Randal L. Roberts. Mr. Roberts, age 47, is a Vice President and Manager of the International Banking Department of First Security Bank, a $22 Billion financial services company, with banking offices in seven states. He brings over 20 years experience in Commercial lending and International operations to the Registrant. Mr. Roberts has been responsible for a 328% increase in International business for his department over the past five years, and is responsible for hundreds of millions of dollars in international transactions. In his capacity as a commercial banker, Mr. Roberts has provided financial analysis of well over 2,000 different banks and corporations.

          Gary S. Winterton. Mr. Winterton, age 30, is currently the Acting President of Internet Marketing Concepts, an Internet development company. He brings broad experience to the Registrant, including seven years with the Covey Leadership Center, where he was one of the top revenue producers and
business developers.   He was a key figure in the development of the highly
acclaimed "First Things First" time management training division. Following his tenure with Covey Leadership Center, Mr. Winterton served as Vice President of a marketing/communications company which provided recruiting, training and motivational materials for the direct sales and network marketing industry.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          General
          -------

          The Registrant temporarily ceased business operations on October 22, 1998, as outlined in its 8-K Current Report of such date, which has been previously filed with the Securities and Exchange Commission and is incorporated herein by reference.

          Since then, the Registrant has undergone a restructuring, which resulted in the resignation of former directors and executive officers; the election of a new management team; and the recommencement of operations. See the 10-QSB Quarterly Report for the quarter ended November 30, 1998, which has been previously filed with the Securities and Exchange Commission and is incorporated herein.

          During the next twelve months, the Registrant expects to become one of the premier sites on the Internet providing access to electronic shopping, local and national news, travel, business opportunities, wall street and financial markets and much more. Management of the Registrant believes its web site will become one of the most popular portals to the Internet.

          The Registrant will specialize in bringing state-of-the-art web site technology and the Internet to small businesses in the personal market. Its vision is to provide web site innovation on fast, easy and safe, on line shopping, with the integration of traditional retailing through the Internet with the Registrant's web site owners.

          Through core operations, joint venture arrangements and the Registrant's distributor network, the Registrant expects its revenue opportunities to be classified in four general areas:

          * Sales of web sites to small businesses and home based business markets.

          * Hosting fees for web sites and distressed/over-stocked product resale opportunities from numerous wholesale vendors.

          * Sales of varied products from business enhancement software to vacation banners that facilitate recurring visits to our member web site locations.

          * Referral payments on the sales of Merchant Accounts for online processing of credit card transactions.

          The Registrant's restructured operations are currently underway, though the Registrant will require substantial debt or equity financing during the next twelve months to enhance its business opportunities. For further information, see the Registrant's web site at www.wiworks.com.

          Principal Executive Offices
          ---------------------------

          The new principal executive offices of the Registrant are located at 418 South Commerce Road, Suite 422, Orem, Utah 84058, Telephone: 801-434-7517; and Facsimile: 801-229-0092. These facilities are being provided by Internet Development, Inc., at no cost for one year, as outlined below under the heading "Corporate Affiliations."

          Corporate Affiliations
          ----------------------

          The Registrant is in the process of completing an agreement to formalize its current on-going operations through:

          Internet Development, Inc. ("IDI")
          ----------------------------------

          IDI will design and build the Registrant's web site, with a go-live date of not later than March 8, 1999, and:

          *  The Registrant will charge distributors monthly fees.

          * The monthly hosting fees shall be divided between the distributor, the Registrant and IDI, as agreed.

          * Net sales price of the web sites shall be divided by the Registrant and IDI.

          * IDI will make available to the Registrant sufficient inventory of sites at no cost, to satisfy prior claims of distributors, and these distributors shall be entitled to 100% of the proceeds from the sale of these sites until this inventory is exhausted.

          * IDI will establish a reseller agreement for the Strategic Advantage Software, which will be retailed by the Registrant, with a commission to be payable to distributors.

          *  IDI will provide a merchant account to transact all of the on-
             line   purchases, until the Registrant is repositioned
             sufficiently to obtain a merchant account of its own.

          * All technical services required by the Registrant will be provided by IDI, including design, build, maintenance, customer service, technical updates and the like.

          * The Registrant will occupy an office in the facilities of IDI located at 418 South Commerce Road, in Orem, Utah, at no cost, for a period of one year; however, the Registrant will be responsible for all hard costs, including telephone, printing, personnel employed by the Registrant and similar expenses.

          * The IDI vacation banner will be made available to distributors of the Registrant at no cost for six months, and at a monthly fee to be shared by the Registrant and IDI thereafter.

          * IDI will have a first right of refusal to purchase up to $50,000 of the Registrant's contemplated private placement of "restricted securities" (common stock) at an offering price of $1 per share, and in the event of such purchase, shall receive a warrant at a term to be negotiated to purchase an additional share for each share of "restricted securities" purchased at a price of $4 per share.

         * The Registrant shall have access to all of the facilities of IDI, including conference rooms, receptionist services, copy machines, facsimile equipment and telephone messaging services at no additional cost for a period of one year.

          * IDI will install the Registrant's systems and network to all main databases, together with necessary telephone equipment.

          * Principals of IDI will consult with the Registrant respecting it corporate restructuring and related matters.

          Internet Marketing Concepts ("IMC")
          -----------------------------------

          IMC is an operating unit of IDI, and the Registrant intends to retain two of its top managers to facilitate day-to-day needs. IMC is an Orem, Utah based leader in the direct sales industry, providing advanced software solutions for the small business and home based business markets.

          Commerce Market Place ("CM")
          ----------------------------

          CM is owned by IDI and is to be included in the shared revenue arrangement being negotiated between the Registrant and IDI. CM is a virtual mall which was developed originally to provide a shopping environment which was safe to conduct business transactions, while being fun and easy to use.

          E-Commerce Exchange ("ECE")
          ---------------------------

          ECE has been contracted to provide merchant account services to the Registrant's entire national network, providing a fee to the Registrant for all approved merchant accounts; a schedule for payments; charge backs, if the Registrant has been paid and a dispute or charge back is received by ECE; confidentiality; return of each party's information, on termination; a six month term, with an automatic renewal of six months, if not terminated on 60 notice; and a first right of refusal for ECE to match the fees of any other merchant account provider to the Registrant, which the Registrant subsequently engages. ECE is a nationwide credit card processing company, with over eight years experience specializing in merchant account and credit card transaction solutions for non-traditional merchants within the Internet.

          Management Employment Contracts
          -------------------------------

          The Registrant has or shortly will execute Employment Contracts with certain members of its management as follows:

          Steven K. Hansen. Mr. Hansen was designated on February 19, 1999, to act as the President of the Registrant for a period of three years; at a monthly salary of $8,000; with a complete medical benefit package for him and his family; and with 800,000 shares of "restricted securities" (common stock) to be issued no later than 10 days from the execution of the Employment Contract.

          Phillip M. Ray. Mr. Ray was designated Secretary/Treasurer, on March 4, 1999, and will act as the business development manager, responsibilities to include all facets the Registrants's direct selling efforts, the transfer of existing web sites to the new server, day to day operations and introductions to strategic business alliances. He will receive a monthly salary of $3,000, with a six month review; 20,000 shares of "restricted securities" (common stock) shall be issued in the name "Automotive Direct" in consideration of a $40,000 debt of the Registrant; and Mr. Ray shall be accorded the following options to purchase additional shares of these "restricted securities," for a period of two years after vesting, with all non-vested options to expire on termination of employment for any reason:
50,000 shares at an option price of $1 shall vest immediately; 5,000 at $1 once 1,000 web sites are hosted; 5,000 at $1 once 2,000 web sites are hosted; 5,000 at $1.50 once 3,000 web sites are hosted; 10,000 at $2 once 5,000 web sites are hosted; 10,000 at $2.50 once 10,000 web sites are hosted; and 30,000 at $3 once 20,000 web sites are hosted. Additional benefits may be made available, based upon performance.

          Randal L. Roberts. Mr. Roberts was designated as a director on March 4, 1999. For his service on the Board of Directors, he shall be granted the option to acquire 10,000 shares of "restricted securities" (common stock) at a price of $2 per share for fiscal 1999, and an additional 10,000 shares to be priced at the market price for the Registrant's securities on any national medium on March 1, 2000; these options shall vest immediately, and shall expire in five years. Mr. Roberts must attend at least 75% of all meetings of the Board of Directors for these options to remain in force. He shall also be responsible for his own expenses of travel to quarterly meetings.

          Gary S. Winterton. Mr. Winterton was designated as a director on March 4, 1999. For his service on the Board of Directors, he shall be granted the option to acquire 10,000 shares of "restricted securities" (common stock) at a price of $2 per share for fiscal 1999, and an additional 10,000 shares to be priced at the market price for the Registrant's securities on any national medium on March 1, 2000; these options shall vest immediately, and shall expire in five years. Mr. Winterton must attend at least 75% of all meetings of the Board of Directors for these options to remain in force. He shall also be responsible for his own expenses of travel to quarterly meetings. Mr. Winterton will serve as the Vice President of Strategic Planning. He will be responsible for strategic planning and direct distributor communications. He will be granted the following options to acquire additional shares of "restricted securities" (common stock): 25,000 at a price of $1 per share, which shall vest immediately; 25,000 shares at $2 on the successful completion of certain contracts with a number of major corporation; 10,000 at $2 once 10,000 web sites are hosted; and 10,000 at $2.50 once 20,000 web sites are hosted. These options shall be for a period of two years after vesting, with all non-vested options to expire on termination of employment for any reason.

          Risk Factors
          ------------

          The Registrant's current and intended operations will be subject to numerous risks, many of which cannot presently be ascertained or anticipated. The Internet is relatively new, intensely competitive, rapidly evolving and subject to many unique and proprietary technological developments. Consider that:

          * Results of operations will be dependent upon the continued growth and acceptance of the Internet.

          *  Governmental regulation of the Internet could reduce its appeal.

          * Privacy issues may further reduce the appeal of the Internet as a viable market for retail purchases.

          * The Registrant may not adequately evaluate the Internet trends sufficiently well to adapt to the needs of the market, limiting its effectiveness to compete with others.

          * Plans by long distance carriers to charge rates similar to telephone long distance charges could seriously affect the use of the Internet.

          * Increasing competition for the Internet market has attracted some of the largest companies listed on the New York Stock Exchange and NASDAQ, and the Registrant will be at a distinct disadvantage in competing with these entities in every phase of its present and contemplated operations.

          * The Registrant's ability to maintain its customer base, following the recent recommencement of operations, will greatly affect the Registrant's success.

          * The Registrant is in the developmental stage of its operations; it requires substantial funding for its planned operations and/or to pay and settle with creditors from prior operations. The inability to raise sufficient funding through equity of debt financing will have a substantial adverse impact on the Registrant's operations.

             These itemized risks are only a few of the potential risks facing the Registrant in the conduct of its current and intended operations, in this ever changing industry. There can be no assurance that the Registrant will be successful in meeting these and other challenges or in addressing these and other risks. The failure to do so could have a material adverse effect on the Registrant's business, financial condition, results of operations and prospects.

Item 6.   Resignations of Registrant's Directors.

          See Item 1.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          8-K Current Report dated October 22, 1998*

          10-QSB Quarterly Report for the quarter ended November 30, 1998*

          * Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

Item 8.   Change in Fiscal Year.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WORLD INTERNETWORKS, INC.

Date: 3/9/99                           By:/s/Steven K. Hansen
                                       -----------------------------
                                       Steven K. Hansen
                                       CEO, President and Chairman


Date: 3/9/99                           By:/s/Phillip M. Ray
                                       -----------------------------
                                       Phillip M. Ray
                                       Secretary/Treasurer and Director


Date: 3/9/99                           By:/s/Randal L. Roberts
                                       -----------------------------
                                       Randal L. Roberts
                                       Director

Date: 3/9/99                           By:/s/Gary S. Winterton
                                       -----------------------------
                                       Gary S. Winterton
                                       Director